MULTI-MANAGER FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS – MULTI-MANAGER FUNDS

SUPPLEMENT DATED FEBRUARY 17, 2009 TO PROSPECTUS DATED JULY 31, 2008

Effective December 31, 2008, Michael Malouf, President and CFA, is no longer with Copper Rock Capital Partners LLC (“Copper Rock”), a sub-adviser to the Multi-Manager Small Cap Fund.

The following replaces the 1st paragraph under Fund Management – Multi-Manager Small Cap Fund section Pages 21-22 of the Prospectus:

COPPER ROCK CAPITAL PARTNERS LLC (“COPPER ROCK”).

Copper Rock has managed a portion of the Fund since November 2007. Copper Rock, a Delaware limited liability company located at 200 Clarendon Street, Boston, Massachusetts 02116, is an investment adviser registered with the SEC. As of June 30, 2008, Copper Rock had approximately $2.6 billion in assets under management. Effective January 1, 2009, Tucker Walsh is primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Copper Rock. Mr. Walsh is the founder and Chief Executive Officer of Copper Rock. Prior to founding Copper Rock in 2005, Mr. Walsh worked for State Street Research from 1997 to 2005 and served as Managing Director and Head of the Small Cap Growth team beginning in 1999. Copper Rock’s investment approach is to seek to add value through a fundamental, bottom-up stock selection process combined with a strong sell discipline.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	EQTY SPT MMF 2/09

NORTHERN FUNDS PROSPECTUS

NORTHERN FUNDS – MULTI-MANAGER FUNDS

SUPPLEMENT DATED FEBRUARY 17, 2009 TO STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2008

Effective January 1, 2009, Michael Malouf is no longer a portfolio manager for the portion of the Multi-Manager Small Cap Fund sub-advised by Copper Rock Capital Partners LLC. All references to Mr. Malouf in the Statement of Additional Information are hereby deleted.